Business Update Call

April 13, 2026

Transitioning from R&D to Commercialization | >$300M EBITDA Target in 2031 | $333M Cash[1]

[1] Cash, cash equivalents and short-term marketable securities of $333 million as of December 31, 2025

Forward Looking Statements

This presentation contains, and our officers and representatives may from time to time make, "forward-looking statements" within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Forward-looking statements can be identified by words such as "believes," "plans," "anticipates," "expects," "estimates," "projects," "will," "may," "might," and words of a similar nature. Examples of forward-looking statements include, among others but are not limited to: the impact of the conflict in the Middle East and the closure of the Strait of Hormuz on the helium market; the anticipated progress and timing for completion of Phase 1 and 2 of the Renergen helium project; the ability to fund completion of the development of the Renergen helium project; anticipated production quantities and supply of helium and LNG upon completion of Phase 1 and 2 of the Renergen helium project; projections about the future nuclear fuel cycle for advanced nuclear reactors and fusion systems; the future of the company's enrichment technologies as applied to uranium enrichment; the outcome of the company's initiative to commence enrichment of uranium in South Africa and the company's discussions with nuclear regulators in South Africa, the United States or the United Kingdom; the outcome of QLE's collaboration with The South African Nuclear Energy Corporation (Necsa); the commencement of research, development and production activities in the United States or the United Kingdom; QLE's anticipated growth strategies and anticipated trends in QLE's business; statements relating to QLE's strategic partnerships or commercial initiatives and relationships with Fermi America, TerraPower and Necsa; anticipated production quantities and supply of enriched isotopes to customers; and statements we make regarding expected operating results, such as future revenues and prospects from the potential commercialization of enriched isotopes or helium and LNG, future performance under contracts, and our strategies for product development or extraction of resources, engaging with potential customers, market position, and financial results. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict, many of which are outside our control. Our actual results, financial condition, and events may differ materially from those indicated in the forward-looking statements based upon a number of factors.

Forward-looking statements are not a guarantee of future performance or developments. You are strongly cautioned that reliance on any forward-looking statements involves known and unknown risks and uncertainties. Therefore, you should not rely on any of these forward-looking statements. There are many important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements, including, but not limited to: the outcomes of various strategies and projects undertaken by the Company; the potential impact of laws or government regulations or policies in South Africa, the United Kingdom or elsewhere; our future capital requirements and sources and uses of cash; our ability to obtain funding for our operations and future growth; whether we succeed in obtaining permissions and regulatory approvals required to test and develop our enrichment technologies on uranium in South Africa, the United Kingdom or elsewhere; our reliance on the efforts of third parties; our ability to complete the construction and commissioning of our enrichment plants or to commercialize isotopes using the ASP technology or the Quantum Enrichment Process; our ability to obtain regulatory approvals for the production and distribution of isotopes; the financial terms of any current and future commercial arrangements; our ability to complete certain transactions and realize anticipated benefits from acquisitions and contracts; dependence on our Intellectual Property (IP) rights, certain IP rights of third parties; the competitive nature of our industry; and the factors disclosed in Part I, Item 1A. "Risk Factors" of the company's Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and any amendments thereto and in the company's subsequent reports and filings with the U.S. Securities and Exchange Commission. All forward-looking statements are qualified by reference to the cautionary statements set forth herein and should not be relied upon.

Agenda

1. Corporate Overview & Key Themes
2. Ytterbium-176
3. Carbon-14
4. Radiopharmaceuticals
5. Silicon-28
6. Helium & LNG
7. Quantum Leap Energy (QLE)
8. Financial Snapshot

Company Overview

Paul Mann
Chief Executive Officer



2026: Commercial Inflection — Build Phase to Scalable Delivery

01 INFRASTRUCTURE BUILT

Built three enrichment facilities in South Africa using proprietary Aerodynamic Separation Process (ASP) and Quantum Enrichment (QE) technologies

02 MULTI-MARKET REACH

Spanning nuclear medicine, electronics, and nuclear energy

03 COMMERCIAL PRODUCTION

Transitioned to commercial production across Si-28, Yb-176, and C-14 enriched isotopes

2026 PLAN

First Commercial Shipments
Si-28 · Yb-176 · C-14

Radiopharmaceuticals
Expand Operations Worldwide

Helium & LNG
Virginia Gas Project | Helium Reserves

QLE Standalone
Path to Listed Public Company

ASP and Quantum Enrichment are proprietary technologies of ASP Isotopes Inc. QLE refers to Quantum Leap Energy, a subsidiary of ASP Isotopes. Si-28 = Silicon-28; Yb-176 = Ytterbium-176; C-14 = Carbon-14; LNG = Liquefied Natural Gas.

ASP isotopes

ASP Isotopes — Three Verticals Driving Long-Term Value

One integrated critical materials platform serving three multi-billion-dollar end markets

Nuclear Medicine
Isotopes & Radiopharmaceuticals

Yb-176
Key feedstock for Lu-177-based prostate cancer therapy (Pluvicto®). Expect initial commercial shipments around mid-year/Q3

C-14
Application in the pharmaceutical and agrochemical market. Targeting initial C-14 commercial shipments around mid-year

Radiopharmaceuticals
$5.7M revenue[2] in 2025; record doses

- SPECT: New authorization driving 2026 revenue uplift
- U.S. Expansion: Radiopharmaceuticals production across multiple U.S. sites

Electronics
Semiconductors, Quantum & Helium

Si-28
Critical material for next-gen semiconductors and quantum computing

- 3 signed purchase orders; first enrichment product expected to ship in Q2

Helium
World-class helium concentration in South Africa, exceeding 3%

- Completed drilling of wells required for Phase 1 project 4 months ahead of schedule
- Expect to obtain Phase 1 Nameplate capacity in Q3

Nuclear Fuels[1]
QLE

Goal
Develop a scalable, agile solution to meet the world's accelerating nuclear energy needs

Partnerships
TerraPower, Fermi America JV MOU, and NECSA

Materials:

- HALEU U-235 enriched between 5-19.99%
- LEU+ U-235 enriched between 5-10%
- Lithium-7 & Lithium-6

Capital
Confidentially submitted initial draft registration statement on Form S-1 to SEC in November 2025

Expected 2026 Milestones: Si-28 (Q2) · C-14 (mid-year) · Yb-176 (mid-year/Q3) · Helium (Q3)

[1]Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained.; [2]Company reported FY2025 results

ASP isotopes

Ytterbium-176 — Capturing a High-Value, Supply-Constrained Market

KEY PROGRAM DATA	
Technology	Quantum Enrichment
Target Isotope	Yb-176 (enriched to ≥99.5%)
End Product	Feedstock for Lu-177 therapy (Novartis' Pluvicto)[1]
Supply Gap	Critical; production predominantly from Russia
Capacity	Aiming for ~1 kg/year
Demand	~2 kg indicated demand[2]

PRODUCTION UPDATES

- Shipped first enriched Yb-176 sample in September 2025
- Brief operational pause in October 2025, which has been fully resolved
- Strong demand; growing global interest in non-Russian supply

Expect initial commercial shipments for Yb-176 around mid-year/Q3

[1] Novartis Pluvicto prescribing information (FDA) [2]Company estimates

Carbon-14 — Commercial Ramp Underway

KEY PROGRAM DATA	
Technology	Aerodynamic Separation Process
C-12 Opportunity	Semiconductor-grade graphite, advanced materials
C-14 Opportunity	Drug discovery, pharma labeling
C-14 Feedstock	Access to highly-specialized feedstock; North American supplier

PRODUCTION UPDATES: C-14

- Plant operational 2+ years enriching C-12
- C-14 production initiation pending feedstock delivery from Canadian customer

C-14 COMMERCIAL TERMS

- The agreement has a minimum "take or pay" amount of approximately $2.5 million per year.
- Under the terms of the agreement, the customer agreed to supply carbon-14 in the form of carbon-dioxide gas as feedstock

Targeting initial C-14 commercial shipments around mid-year 2026[1]

[1] Depending on arrival of feedstock from Canadian customer.

Radiopharmaceuticals— High-Growth Radiopharmacy Platform

KEY PROGRAM DATA	
Products	PET + SPECT radioisotopes
South Africa Operations	2 cyclotrons (1st at peak utilization)
U.S. Operations	Florida + North Carolina (acquired in 2026)
2025 Revenue	$5.7M revenue[1]
2026 Revenue Target[2]	$10M+
Strategy	Vertically integrated global radiopharmacies

PRODUCTION UPDATES

- Record doses in 2025; **$5.7M revenue in 2025**
- Cyclotrons: 1st at **peak utilization;** 2nd operational (Jul 2025)
- Growth driven by **capacity expansion** and **favorable pricing**

U.S. EXPANSION

- First U.S. acquisition: **Florida** (SPECT; PET expansion 2027)
- Second U.S. site: **North Carolina** acquired (SPECT; PET expansion 2028)
- Active pipeline of additional radiopharmacy targets

$5.7M revenue in 2025 — targeting $10M+ revenue in 2026 via capacity expansion + U.S. expansion

[1] Revenue and operational data per Company reported FY2025 results

Silicon-28 — Enabling the Next Generation of Semiconductors

KEY PROGRAM DATA	
Technology	Aerodynamic Separation Process
Product	Enriched Si-28 (Multiple levels of enrichments)
Application	Semiconductor thermal management and quantum computing
Capacity	~80 kg/year (stable state)[1]
Differentiation	World's only western supplier for enriched Si-28
Purchase Orders	3 signed

PRODUCTION UPDATES

- First enriched Si-28 sample **shipped Aug 2025**; analytical methods agreed and calibrated
- Key customers visited plant (Oct/Nov 2025)
- Jointly agreed improve safety, operational efficiency, and long-term plant robustness
- First enrichment product expected to ship in **Q2 2026**

COMMERCIAL OUTLOOK

- **3 purchase orders signed**: major US semiconductor co., global industrial gas company, large US buyer
- Superior thermal conductivity for semiconductor applications, alongside improved qubit stability for quantum computing

First enriched product expected to ship in Q2

[1] Company estimates

ASP isotopes

Renergen — Helium & LNG | Acquired January 6, 2026

KEY PROGRAM DATA	
Resource	Virginia Gas Project, Free State, South Africa
Helium Concentration	~3%+ avg (vs 0.3% industry avg)
Phase 1 Output	2,500 GJ/day LNG + 58 MCF/day He
Phase 2 Output	34,000 GJ/day LNG + 895 MCF/day He

PHASE 1 — PRODUCTION UPDATES

- Completed drilling of wells required for Phase 1 project **4 months ahead of schedule**
- Flow rates up to **16x earlier wells**
- Nameplate capacity expected **in Q3 2026**
- 60% of Phase 1 LNG contracted

PHASE 2

- 44-month timeline post-Phase 1 completion
- Previously obtained conditional approval for up to $750m senior secured debt to fund Phase 2: up to $500m from U.S. DFC + up to $250m from Standard Bank of South Africa
- ~7% of projected global helium supply at full scale

Expect to obtain Helium Phase 1 Nameplate capacity in Q3

Quantum Leap Energy (QLE)

KEY PROGRAM DATA	
Product	HALEU (High-Assay Low-Enriched Uranium)[1]
Location	Pelindaba, South Africa (NECSA site)
Contract	TerraPower: $3.5B fuel over 10 years[2]
S-1 Filing	Confidentially submitted Nov 12, 2025[2]
Technology	ASP (aerodynamic) + QE (laser) enrichment

RECENT MILESTONES (2026)

- MOU with major U.S. energy company for fuel facility support (Mar 6, 2026)
- Dr. Nate Salpeter appointed CTO (Mar 5, 2026) — ex-TerraPower, Kairos Power
- NECSA Services Contract executed (Feb 20, 2026) — enrichment facility at Pelindaba
- Strategic Advisory Board formed — Dunzik-Gougar & Kramer (Feb 19, 2026)
- Designated Austin, TX as the Global HQ (Feb 17, 2026) — centralizing U.S. operations
- UK ONR Early Engagement commenced (Nov 5, 2025) — DESNZ security clearance

Confidentially submitted initial draft registration statement on Form S-1 to SEC on November 12, 2025

1 Our enrichment technologies cannot be tested on uranium unless and until required regulatory approvals and permissions have been obtained. 2 Contract value per TerraPower agreement as disclosed in Company SEC filings. 2 SEC EDGAR submitted, Nov 2025. Milestones, appointments, and regulatory engagements per Company press releases.

2025 Financial review

Heather Kiessling
Chief Financial Officer



Financial Performance & Capital Position

REVENUE GROWTH TRAJECTORY ($M)



Revenue Breakdown ($M)
Radiopharmaceuticals
Collaboration
SKBL
$0.4M
$4.1M
0.2
3.9
$23.8M
18.1
5.7
FY2023
FY2024
FY2025

BALANCE SHEET & CAPITAL

2025 Total Revenue	$23.8M
Specialized Isotopes and Services	$5.7M
Construction Services (Skyline)	$18.1M
Cash, Cash Equivalents and Short-term Marketable Securities (as of 12/31/2025)	$333M
Capital Raised 2025	$345M+

ASP Isotopes: Operation Updates

Expected Q2 2026 Milestones

Si-28 Electronic
First enriched product expected to ship in Q2 2026

2H 2026 Milestones

C-14 Nuclear Medicine
Targeting initial C-14 commercial shipments around mid-year, depending on arrival of feedstock from Canadian customer[1]

Yb-176 Nuclear Medicine
Expect initial commercial shipments for YB-176 around mid-year/Q3 2026

Helium Electronic
Expect to obtain Helium Phase 1 Nameplate capacity in Q3 2026

Radiopharmaceuticals Nuclear Medicine
Continued growth of radiopharmacy operations;
Expect to advance four pipeline assets into Phase 1 human clinical trials[1]

EBITDA TARGET: >$300 Million in 2031[2]

[1] Operational milestones represent current expectations of management based on information available as of the date hereof. [2] EBITDA target is a management estimate based on current business plans and assumptions; not a guarantee of future performance.

ASP isotopes

Range of EBITDA by Product Categories in 2031



Electronic Gases
Natural Gas
Medical Isotopes
Radiopharmaceuticals
Combined EBITDA ($M)
$700
$600
$500
$400
$300
$200
$100
$0
$40M
$40M
$100M
$150M
$100M
$100M
$200M
$300M
Low Range
High Range

EBITDA contribution by segment — EBITDA Target: >$300 Million in 2031

EBITDA targets are management estimates based on current business plans and assumptions; not a guarantee of future performance. Ranges represent low and high case scenarios.

Conclusions

Paul Mann
Chief Executive Officer

